Prospectus Supplement

John Hancock Municipal Securities Trust (the Trust)

John Hancock High Yield Municipal Bond Fund (the fund)

Supplement dated June 29, 2023 to the current Prospectus, as may be supplemented (the Prospectus)

At its meeting held on June 27-29, 2023, the Trust’s Board of Trustees approved changes to the fund’s investment objective effective as of October 1, 2023 (the Effective Date).

In connection with the change described above, as of the Effective Date, the “Investment objective” in the “Fund summary” section of the Prospectus will be amended and restated in its entirety as follows:

To seek a high level of income that is largely exempt from federal income taxes.

In addition, the first sentence under the “Principal investment strategies” in the “Fund details” section of the Prospectus will be amended and restated in its entirety as follows, as of the Effective Date:

The fund’s investment objective is to seek a high level of income that is largely exempt from federal income taxes.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

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